f Turkey
Natural Resources (LOGO)

Republic of Turkey
Ministry of Energy and Natural Resources
General Directory of Mining Affairs

(LOGO)

№ 15243

– 2 Temmuz 2012

SOĞUK DAMGA VARDIR

Licences /certificates of General and Detailed Exploration are not valid, without General Directorate's visa, for that period.

BEYOĞLU
YİRMİSEKİZİNCİ NOTERLİĞİ
Hüsrev Gerede Cd.No: 126/1 Teşvikiye
Tel: 236 16 09 - 261 34 96 - İST.

: MANİSA
: AHMETLİ
: ALAHIDIR
MBER : 201200808
OUP : IV. GROUP
I : JUNE 05,2012
_ : JUNE 05, 2019
MBER : 3079615
CTARES : 1344,58 HECTARES
GE : 1 year Pre-Exploration+2 years General Exp.+4 years Detailed Exp.
LDER : Aslanay Mining Trade and Ind. Limited Co.
:
& NUMBER : Mecidiyeköy Tax Office 890521431
: Emirhan Cad. Naki Cendere Ap. N:88/4 Beşiktaş / Istanbul / Turkey

Sections of large map: L19B2,K19C3

Rank No.	Y	X	Sec. No.	Rank No.	Y	X
1	581654	4262500				
2	585000	4262500				
3	585000	4261000				
4	586000	4261000				
5	586000	4259778				
6	585870	4259520				
7	585410	4259000				
8	581689	4259000				



1
2
3
4
5
6
7
8
Dereköy
Çaypınar
N

Scale 1/60000

On behalf of Minister of Energy and Natural Resources
Ahmet ALSAÇ
President of the Department
(signature)

June 18,2012 Mining Technician: Mehmet Yalçın (signature)

June 18,2012 Department Supervisor: M. Bülent Özçelik (signature)

- On this licence: Public institutions and organizations are referring to the raw material, there may be a permissions granted on behalf of and permissions, I made information about the work they can do.

TERCÜME
TRANSLATION

Bu belge TÜRKÇE'den fotokopiden İNGİLİZCE'ye tarafımdan tercüme edilmiştir. 02/07/2012
Ali Burçin TİTİZEL
Noter Yeminli Tercüman
Tlf.:0216 375 21 24 Gsm:0555 409 35 ..

TÜRKÇE'dan İNGİLİZCE'ya yapılmış olan bu çevirmenin andlı tercüman olan 1974 doğumlu A. BURÇİN TİTİZEL tarafından yapıldığını onaylarım.
BEYOĞLU 28. NOTERİ

BEYOĞLU 28. NOTERLİĞİ
...ERECE İMZA YETKİLİSİ
ÖZGE ŞAHİN

Licence Stage	Valid From	Valid Thru	Approval
General Exploration	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 1. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 2. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 3. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 4. Year	......./....../201...	......./....../201...	......./....../201...

№ 15243

T.C.
ENERJİ VE
TABİİ KAYNAKLAR
BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

İLİ : MANİSA
İLÇESİ : AHMETLİ
KÖYÜ : ALAHIDIR
RUHSAT NUMARASI : 201200808
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 05.06.2012
RUHSATIN BİTİM TARİHİ : 05.06.2019
ERİŞİM NUMARASI : 3079615
RUHSAT ALANI : 1344.58 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL

PAFTALAR : I19b2,k19c3

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	581654	4262500												
1	2	585000	4262500												
1	3	585000	4261000												
1	4	586000	4261000												
1	5	586000	4259778												
1	6	585870	4259520												
1	7	585410	4259000												
1	8	581689	4259000												


N
Ahmetli
Mers
Dereköy
1
2
3
4
5
6
7
8
Çaypınar
Ölçek : 1/60000
Çıktı MapInfo Yazılımı ile üretilmiştir

ENERJİ VE TABİİ KAYNAKLAR BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

18/06/ 2012 Mad.Tek : Mehmet YALÇIN

18/6/ 2012 B.Srm : M.Bülent ÖZÇELİK

- Bu ruhsat alanı üzerinde: Kamu Kurum ve Kuruluşları adına verilmiş veya verilecek hammadde izinleri olabileceği ve bu izinlere istinaden çalışma yapabilecekleri konusunda bilgi edindim.

Ruhsat Safhası:	Başlangıç Tarihi:	Bitiş Tarihi:	Onay:
Genel Arama	...../...../201..	...../...../201..	
Detay Arama 1. Yıl	...../...../201..	...../...../201..	
Detay Arama 2. Yıl	...../...../201..	...../...../201..	
Detay Arama 3. Yıl	...../...../201..	...../...../201..	
Detay Arama 4. Yıl	...../...../201..	...../...../201..	

TASDİK ŞERHİ
(5 Ekim 1961 Tarihli Lahey Sözleşmesi)

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

1- Ülke TÜRKİYE - LA TURQUIE
İşbu resmi belge
2- Özge ŞAHİN tarafından imzalanmıştır.
3- İmzalayanın sıfatı 2. Derece İmza Yetkilisi'dır
4- Beyoğlu 28.Noterliği
'nin mühür/damgasını taşımaktadır.

TASDİK

5- Şişli Kaymakamlığı 'da
6- 04.07.2012 günü
7- Yazı İşleri Müdürü Nejat AKGÜN tarafından
8- No 1873 ile tasdik edilmiştir.
9- Mühür/Damga .... 10 - İmza ....